UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    April 12, 2006

    Roberts Realty Investors, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    Georgia
(State or Other Jurisdiction of Incorporation)

001-13183	56-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302, Atlanta, Georgia (Address of Principal Executive Offices)	30350 (Zip Code)

    (770) 394-6000
(Registrant's Telephone Number, Including Area Code)

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of PrincipalOfficers

Roberts Realty Investors, Inc. previously announced on Form 8-K filed on February 24, 2006 that Michael A. Quinlan and the registrant’s Board of Directors mutually agreed that Mr. Quinlan would resign his position as Chief Financial Officer, Secretary, and Treasurer of the registrant effective April 14, 2006. Mr. Quinlan and the Board have mutually agreed to extend the effective date of Mr. Quinlan’s resignation to May 31, 2006. The registrant and Mr. Quinlan intend for Mr. Quinlan to work with outside legal counsel to complete the registrant’s proxy statement and the annual report for the registrant’s 2006 annual meeting and the registrant’s quarterly report on Form 10-Q for the quarter ended March 31, 2006 before leaving the company’s employment.

The company is continuing its search for Mr. Quinlan’s replacement.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: April 12, 2006	By: /s/ Michael A. Quinlan Michael A. Quinlan Chief Financial Officer

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